Exhibit 10.1

MUTUAL SETTLEMENT AGREEMENT AND RELEASE

THIS MUTUAL SETTLEMENT AGREEMENT AND RELEASE (“Agreement”) is made and entered into this ___ day of August 2018, between Plaintiff/Counter-Defendant, HELIX HEARING CARE (CALIFORNIA), INC. (“Helix”) and AUDIOLOGY MANAGEMENT GROUP, INC. (“AMG”), and Defendants/Counter-Plaintiffs, MOORE FAMILY HEARING COMPANY, INC. (“MFHC”), MARK MOORE, MATTHEW MOORE and KIM MOORE (collectively, the “MOORES”), and INNERSCOPE ADVERTISING AGENCY, INC., and INNERSCOPE HEARING TECHNOLOGIES (collectively, “INNERSCOPE”).

RECITALS

WHEREAS, HELIX, has made claims against MFHC, the MOORES, and INNERSCOPE for damages in Circuit Civil Case No. 17-012764-CA-13, which is filed in the Circuit Court of Miami-Date County, Florida (the “Lawsuit”);

WHEREAS, MFHC, the MOORES, and INNERSCOPE have made a counterclaim against HELIX and AMG for alleged damages in the Lawsuit.

WHEREAS, the parties attended mediation on August 13, 2018 and reached two agreements (collectively referred to as the “Settlement Agreement”) to provide certain payments in full settlement and discharge of all claims which were or might have been asserted by either of them in the Lawsuit, or as a result of the incidents alleged therein, upon the terms and conditions set forth in this Agreement.

WHEREAS, the terms of the August 13, 2018 Settlement Agreement are incorporated herein and copies are attached hereto.

AGREEMENT

NOW THEREFORE, for and in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which both parties hereby acknowledge, the parties agree as follows:

1. Mutual Release and Discharge. In consideration of the payments called for herein, HELIX and AMG hereby completely release and forever discharge MFHC, the MOORES, and INNERSCOPE and their affiliates and their respective owners, members, officers, directors, employees, insurers, assigns and successors-in-interest, of and from all past, present, or future claims, actions, causes of actions, rights, damages, costs, losses of services, and all other expenses and compensation of any nature whatsoever, whether based in tort, contract, statute, or other theory of recovery and whether for compensatory or punitive damages, which HELIX now has, or which may hereafter accrue or otherwise be acquired on account of any and all alleged injuries or damages to HELIX which resulted from the alleged acts or omissions of MFHC, the MOORES, AND INNERSCOPE including as a result of the incidents which were or could have been pursued in the Lawsuit, including all claims arising out of or related in any manner arising out of it. This Release on the part of HELIX shall be a fully binding and complete settlement and mutual release of all claims between HELIX and its affiliates, officers, owners and directors and the released parties.

In consideration of the payments called for herein, MFHC, the MOORES, and INNERSCOPE do hereby completely release and forever discharge HELIX and AMG and their affiliates, including their members, directors, officers, employees, successors and assigns, and insurers, of and from all past, present, or future claims, counter-claims, causes of actions, rights, damages, costs, losses of services, and all other expenses and compensation of any nature whatsoever, whether based in tort, contract, statute, or other theory of recovery and whether for compensatory or punitive damages, which MFHC, the MOORES, and INNERSCOPE now has, or which may hereafter accrue or otherwise be acquired on account of any and all alleged injuries or damages to MFHC, the MOORES, and INNERSCOPE as a result of the incidents which were or could have been pursued in the Lawsuit, including all claims arising out of or related in any manner arising out of it. This Release on the part of MFHC, the MOORES, and INNERSCOPE is a fully binding and complete settlement and mutual release of all claims between MFHC, the MOORES, and INNERSCOPE and its affiliates, officers, owners and directors and HELIX.

2. Payments. In consideration of the Release set forth above, the parties have agreed to the payments as set forth in the Settlement Agreement entered into at mediation and attached hereto, to wit:

(a)	$11,935 USD to Mark Moore;
(b)	Payment of the Moores, MFHC, and InnerScope’s mediation expenses;
(c)	$450,000 USD to the trust account of Richman Greer, P.A.; and
(d)	$4,000 USD per month, for no more than twelve (12) months, for rent payments on the below clinic locations, to be paid directly to the landlord and with the understanding and agreement that Helix denies and assumes no responsibility for payment of any other means or debt other than rent in the amount of $4,000 for the following locations (which amount is not intended to cover the entire rent for these locations):
a.	Vacaville, California
b.	Fairfield, California

3. Supply Agreement. In further consideration of the Release set forth above, Helix has agreed to use its best efforts to facilitate a supply agreement between the appropriate Defendant/Counter-Plaintiff and Widex USA.

4. Attorneys’ Fees. Each party hereto shall bear its own attorneys’ fees and costs arising from the actions of its own counsel in connection with this claim, and the matters and documents referred to herein.  However, in the event litigation becomes necessary to enforce this Agreement, then the prevailing party in such litigation shall be entitled to recover its costs and reasonable attorneys’ fees from the non-prevailing party.

5. General Release. The parties each acknowledge and agree that this Mutual Settlement Agreement and Release contains a GENERAL RELEASE by each of them, and further expressly waive and assume the risk of all claims for damages against one another that may exist, regardless of whether such lack of knowledge resulted from ignorance, oversight error negligence or otherwise, and regardless of whether such a claim, if known, would materially affect their decisions to enter into this Agreement. The parties also mutually represent and acknowledge to one another that the claims and counterclaims described herein are being settled as a business decision only and that payment of the sum specified herein is being made as a complete compromise of matters involving disputed issues of law and fact and assumes the risk that the facts or law may be otherwise than that party believes at the time that party executes this Agreement. It is understood and agreed by the parties that this settlement is a compromise of a doubtful and disputed claim, and that the payment described above shall be not construed as an admission of liability by any party, as such liability is expressly denied.

6. Warranty of Capacity to Execute Agreement. As part of the consideration of the payments of the above-mentioned sum, HELIX, AMG, and MFHC, the MOORES, and INNERSCOPE expressly warrant and represent to each other, on behalf of themselves and their respective legal representatives and assigns, that:

(a)	Each party is legally competent, duly authorized, and entitled by Florida Law to execute this Agreement;

(b)	Neither party has assigned, pledged or otherwise in any manner whatsoever sold or transferred, either by instrument in writing, or otherwise, any right, title, interest, or claim which it has or may have against the other, by reason of the incident described above, or any matters arising out of or relating thereto, and there are no subrogation claims or liens of any type or character which have not been or will not be resolved by the party to which they pertain, if any.

7. Entire Agreement and Successors-in-Interest. This Agreement and the attached Settlement Agreement contain the entire agreement between HELIX, AMG, and MFHC, the MOORES, and INNERSCOPE, with regard to the matters set forth herein, and shall be binding upon and inure to the benefit of the executors, administrators, personal representatives, heirs, successors, and assigns of each.

8. Representations of Comprehension of Document. In entering into this Agreement, HELIX, AMG, and MFHC, the MOORES, and INNERSCOPE represent to one another that each has relied upon the legal advice of its own attorney(s), who is the attorney of that party’s own choice, and that the terms of this Agreement have been completely read and explained to that party by its attorney(s), and that those terms are fully understood and voluntarily accepted by that party, and counsel has not relied on any express or implied representation of the other party or its agents, servants, or attorneys as to the consequences of this Agreement.

9. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, and in no event will the documents be construed in a manner inconsistent with Florida law.

Executed on this _____ day of ________________, 2018.

WITNESSES:	INNERSCOPE ADVERTISING AGENCY, INC.,

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WITNESSES:	INNERSCOPE HEARING TECHNOLOGIES

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WITNESSES:	MOORE FAMILY HEARING COMPANY, INC.

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WITNESSES:	MARK MOORE

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KIM MOORE
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WITNESSES:	MATTHEW MOORE

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WITNESSES:	HELIX HEARING CARE (CALIFORNIA), INC.

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WITNESSES:	AUDIOLOGY MANAGEMENT GROUP, INC.

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